UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 16, 2006

DYAX CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-24537	04-3053198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Technology Square

Cambridge, MA  02139

(Address of Principal Executive Offices)  (Zip Code)

(617) 225-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Dyax Corp. entered into a severance letter agreement (the “Agreement”) dated November 16, 2006 with Ivana Magovcevic-Liebisch, Ph.D. J.D.  Under the Agreement, if Dr. Magovcevic-Liebisch is terminated without cause, she will be entitled to receive, as severance, her base salary and certain additional benefits for a period of six months following such termination.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

10.1                           Severance Letter Agreement between Dyax Corp. and Ivana Magovcevic-Liebisch, Ph.D. J.D. dated November 16, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYAX CORP.

Dated:	November 16, 2006	By:	/s/ Ivana Magovcevic-Liebisch
Ivana Magovcevic-Liebisch
General Counsel and
Executive Vice President,
Corporate Communications

EXHIBIT INDEX

Exhibit
No.	Description

10.1	Severance Letter Agreement between Dyax Corp. and Ivana Magovcevic-Liebisch, Ph.D. J.D. dated November 16, 2006.